Exhibit 10.3 (c)

                             AMENDMENT TO
                  REIMBURSEMENT OF EXPENSE AGREEMENT


              This Amendment to Reimbursement of Expense Agreement (the AAmendment@) is made as of October 1, 1997, by and among Financial Holding Corporation, a Missouri corporation, Americo Life, Inc., a Missouri corporation (AAmerico@), Great Southern Life Insurance Company, a Texas corporation (AGreat Southern@), Premium Financing Specialists, Inc., a Missouri corporation, Argus Health Systems, Inc., a Delaware corporation (AArgus@), United Fidelity Life Insurance Company, a Texas corporation, The College Life Insurance Company of America, a Texas corporation, PFS Holding Company, a Missouri corporation, College Insurance Group, Inc., a Missouri corporation, National Farmers Union Life Insurance Company, a Texas corporation, and Financial Assurance Life Insurance Company, a Texas corporation (formerly, Financial Assurance Incorporated) (collectively, the foregoing are referred to herein as the AExisting Parties@), and Americo
     Services, Inc., a Missouri corporation (AASI@), and The Ohio State Life Insurance Company, an Ohio corporation (AOSL@).

              WHEREAS, the Existing Parties entered into that certain Reimbursement of Expense Agreement dated as of July 30, 1993, which agreement was amended as of August 29, 1997 (as amended, the AAgreement@); and

              WHEREAS, Great Southern acquired all the outstanding capital stock of OSL effective as of April 15, 1997; and

              WHEREAS,  ASI is a wholly owned subsidiary of Americo; and

              WHEREAS, the Existing Parties wish to amend the Agreement so that OSL and ASI will each become a party to the Agreement, and each of OSL and ASI desires to become a party to the Agreement; and

              WHEREAS, the Existing Parties wish to amend the Agreement to remove Argus from the Agreement;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of October 1, 1997:

                      (a) the  Existing  Parties  agree  that the  Agreement  is hereby amended to apply to OSL and ASI, and that each of OSL and ASI shall henceforth enjoy all rights of a party to such Agreement; and

                      (b) by their  respective  execution  and  delivery of this
              Amendment, each of OSL and ASI agree to be bound by the terms of the Agreement as a party thereto; and

                      (c) the Agreement shall cease to apply to Argus, and Argus
              shall   thereafter  have  no  rights  or  obligations   under  the
              Agreement.


              Except as herein amended, the Agreement shall remain in full force and effect without change.


              IN WITNESS WHEREOF, the Existing Parties and OSL and ASI have executed this Amendment as of the date first above written.


     AMERICO LIFE, INC.                           GREAT SOUTHERN LIFE INSURANCE
                                                  COMPANY

     By                                           By
         Name                                     Name
         Title                                    Title

     PREMIUM FINANCING                            FINANCIAL HOLDING CORPORATION
     SPECIALISTS, INC.

     By                                           By
         Name                                     Name
         Title                                    Title

     UNITED FIDELITY LIFE                         THE COLLEGE LIFE INSURANCE
     INSURANCE COMPANY                            COMPANY OF AMERICA

     By                                           By
         Name                                     Name
         Title                                    Title

PFS HOLDING COMPANY                               AMERICO SERVICES, INC.

     By                                           By
         Name                                     Name
         Title                                    Title

NATIONAL FARMERS UNION                            COLLEGE INSURANCE GROUP, INC.
LIFE INSURANCE COMPANY

     By                                           By
         Name                                     Name
         Title                                    Title

ARGUS HEALTH SYSTEMS, INC.                        FINANCIAL ASSURANCE LIFE
                                                  INSURANCE COMPANY

     By                                           By
         Name                                     Name
         Title                                    Title

THE OHIO STATE LIFE
INSURANCE COMPANY

     By
         Name
         Title